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Committed Line of Credit Note                                        PNC BANK

$1,000,000.00                                                 January  4, 1996

FOR VALUE RECEIVED, ALOETTE COSMETICS, INC., ALOETTE COSMETICS, INC. OF PENNSYLVANIA, ALOETTE COSMETICS, INC. OF DELAWARE and ALOETTE REALTY, INC. (collectively the "Borrowers"), with an address at c/o Aloette Cosmetics, Inc., 1301 Wright's Lane East, West Chester, PA 19380, promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 100 South Broad Street, Philadelphia, Pennsylvania 19110, or at such other location as the Bank may designate from time to time, the principal sum of ONE MILLION DOLLARS ($1,000,000.00) (the "Facility") or such lesser amount as may be advanced to or for the benefit of the Borrowers hereunder, together with interest accruing on the outstanding principal balance from the date hereof, as provided below:

1. Rate of Interest. Amounts outstanding under this Note will bear interest at a rate per annum which is at all times one percent (1%) in excess of the Prime Rate. Interest will be calculated on the basis of a year of 360 days for the actual number of days in each interest period. As used herein, "Prime Rate" shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is not tied to any external rate or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the rate of interest on this Note will change automatically without notice to the Borrowers, effective on the date of any such change. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2. Advances. The Borrowers may borrow, repay and reborrow hereunder until the Expiration Date, subject to the terms and conditions of this Note and the Loan Documents (as defined herein). The "Expiration Date" shall mean December 31, 1996, or such later date as may be designated by the Bank by written notice from the Bank to the Borrowers. The Borrowers acknowledge and agree that in no event will the Bank be under any obligation to extend or renew the Facility or this Note beyond the initial Expiration Date. In no event shall the aggregate unpaid principal amount of advances under this Note exceed the face amount of this Note.

3. Advance Procedures. Borrowers hereby authorize Bank to make advances on behalf of all Borrowers upon the request of ______________________________. A request for advance made by telephone must be promptly confirmed in writing by such method as the Bank may require. The Borrowers authorize the Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The Borrowers hereby indemnify and hold the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, as well as the date and amount of each payment made by the Borrowers.

4. Payment Terms. Accrued interest will be due and payable on the first day of each month, beginning with the payment due on February 1, 1996. The outstanding principal balance and any accrued but unpaid interest shall be due and payable on the Expiration Date.

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. Each Borrower hereby authorizes the Bank to charge such Borrower's deposit account at the Bank for any payment when due hereunder. Payments received will be applied to charges, fees and expenses (including attorneys' fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

5. Late Payments; Default Rate. If the Borrowers fail to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within ten (10) calendar days of the date due and payable, the Borrowers also shall pay to the Bank a late charge equal to the lesser of five percent (5%) of the amount of such payment or One Hundred Dollars ($100.00). Such ten (10) day period shall not be construed in any way to extend the due date of any such payment. The late charge is imposed for the purpose of defraying the Bank's expenses incident to the handling of delinquent payments and is in addition to, and not in lieu of, the exercise by the Bank of any rights and remedies hereunder, under the other Loan Documents or under applicable laws, and any fees and expenses of any agents or attorneys which the Bank may employ. Upon maturity, whether by acceleration, demand or otherwise, and at the option of the Bank upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be four percentage points (4%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.
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6.  Prepayment.  The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty.

7. Other Loan Documents. This Note is issued in connection with a Loan Agreement between Borrowers and Bank of even date, the terms of which are incorporated herein by reference (the "Loan Documents"), and is secured by the property described in the Loan Documents and by such other collateral as previously may have been or may in the future be granted to the Bank to secure this Note.

8. Events of Default. The occurrence of any of the following events will be deemed to be an "Event of Default" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or default and the lapse of any notice or cure period under any Loan Document or any other debt, liability or obligation to the Bank of any Obligor; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding, or any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (iv) a default with respect to any other indebtedness of any Obligor for borrowed money, if the effect of such default is to cause or permit the acceleration of such debt; (v) the commencement of any foreclosure proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vi) the entry of a final judgment against any Obligor and the failure of such Obligor to discharge the judgment within ten days of the entry thereof; (vii) in the event that this Note or any guarantee executed by any Guarantor is secured, the failure of any Obligor to provide the Bank with additional collateral if in the opinion of the Bank at any time or times, the market value of any of the collateral securing this Note or any guarantee has depreciated; (viii) any material adverse change in the business, assets, operations, financial condition or results of operations of any Obligor; (ix) the revocation or attempted revocation, in whole or in part, of any guarantee by any Guarantor; (x) the death of any individual Obligor or, if any Obligor is a partnership, the death of any individual general partner; (xi) any representation or warranty made by any Obligor to the Bank in any Loan Document, or any other documents now or in the future securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect; or (xii) the failure of any Obligor to observe or perform any covenant or other agreement with the Bank contained in any Loan Document which is not cured within ten (10) calendar days of delivery to Borrowers by Bank of written notice of such failure; provided, however, that such notice and opportunity to cure is expressly inapplicable to (A) any failure which constitutes an Event of Default under any other subpart of this Section 8 or under any of the other Loan Documents; (B) any failure to comply with any of the financial covenants contained on the Addendum to that certain Loan Agreement executed of even date by Bank and Borrowers; or (C) any failure which is incapable of remedy or was willfully caused or permitted by any Obligor; or (xiii) the failure of any Obligor to observe or perform any covenant or other agreement with the Bank contained in any other documents now or in the future evidencing or securing the obligations or indebtedness of any Obligor to Bank which is not cured within any grace or cure period provided therein, if any.As used herein, the term "Obligor" means any Borrower and any Guarantor, and the term "Guarantor" means any guarantor of the obligations of any Borrower to the Bank existing on the date of this Note or arising in the future, including, without limitation, Aloette Cosmetics of Canada, Inc.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the option of the Bank and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the option of the Bank, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available to the Bank under the Loan Documents or under applicable law.
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9. Power to Confess Judgment. Borrowers hereby empower any attorney of any court of record, after the occurrence of any Event of Default hereunder, to appear for the Borrowers, or any of them, and, with or without complaint filed, confess judgment, or a series of judgments, against the Borrowers, or any of them, in favor of the Bank or any holder hereof for the entire principal balance of this Note, all accrued interest and all other amounts due hereunder, together with costs of suit and an attorney's commission of the greater of 10% of such principal and interest or $1,000 added as a reasonable attorney's fee, and for doing so this Note or a copy verified by affidavit shall be a sufficient warrant. Each Borrower hereby forever waives and releases all errors in said proceedings and all rights of appeal and all relief from any and all appraisement, stay or exemption laws of any state now in force or hereafter enacted. Interest on any such judgment shall accrue at the Default Rate.

No single exercise of the foregoing power to confess judgment, or a series of judgments, shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void, but the power shall continue undiminished and it may be exercised from time to time as often as the Bank shall elect until such time as the Bank shall have received payment in full of the debt, interest and costs.

10. Right of Setoff. In addition to all liens upon and rights of setoff against the money, securities or other property of the Borrowers given to the Bank by law, the Bank shall have, with respect to the Borrowers' obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a right of setoff against, and each Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of such Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of such Borrower now or hereafter in the possession of or on deposit with the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrowers.

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11. Miscellaneous. No delay or omission of the Bank to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power or any acquiescence therein, nor shall the action or inaction of the Bank impair any right or power hereunder. The Borrowers agree to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrowers and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrowers also waive all defenses based on suretyship or impairment of collateral. The obligations of Borrowers hereunder will be joint and several. This Note shall bind the Borrowers and their respective heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of Bank and its successors and assigns.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. Each Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Bank's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to such Borrower at such Borrower's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against any Borrower individually, against any security or against any property of any Borrower within any other county, state or other foreign or domestic jurisdiction. Each Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrowers. Each Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

12. WAIVER OF JURY TRIAL. EACH BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

Each Borrower acknowledges that it has read and understood all the provisions of this Note, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.


                                 ALOETTE COSMETICS, INC.,
                                 a Pennsylvania corporation

                                 By:________________________________________
                                 Patricia J. Defibaugh, President

(CORPORATE SEAL)                 Attest:_____________________________________
                                 Jean M. Lewis, Assistant Secretary





                  (SIGNATURES CONTINUED ON THE FOLLOWING PAGE)

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                 (SIGNATURES CONTINUED FROM THE PRECEDING PAGE)



                                  ALOETTE COSMETICS, INC. OF PENNSYLVANIA, a Pennsylvania corporation

                                  By:________________________________________
                                  Patricia J. Defibaugh, President

(CORPORATE SEAL)                  Attest:_____________________________________
                                  Jean M. Lewis, Assistant Secretary





                                  ALOETTE COSMETICS, INC. OF DELAWARE,
                                  a Delaware corporation

                                  By:________________________________________
                                  Patricia J. Defibaugh, President

(CORPORATE SEAL)                  Attest:_____________________________________
                                  Jean M. Lewis, Assistant Secretary




                                  ALOETTE REALTY, INC.,
                                  a Delaware corporation

                                  By:________________________________________
                                  Patricia J. Defibaugh, President

(CORPORATE SEAL)                  Attest:_____________________________________
                                  Jean M. Lewis, Assistant Secretary